Exhibit 10.5.1
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code	Page of Pages
		1	3

2. Amendment/Modification No. 0006	3. Effective Date See Block 16C	4. Requisition/Purchase Req. No. NTIA9000-0-09914	5. Project No. (if applicable)

6. Issued By Code F6001201 DOC/NOAA/AGO STAFF OFFICE & EXTERNAL CLIENTS, AD 1305 EAST WEST HIGHWAY, RM 7601 SILVER SPRING, MD 20910 JAMES A WEBB 301-713-0838 102	7. Administered By (if other than Item 6) Code SEE BLOCK 6

8. Name and Address of Contractor (No., Street, County, and Zip Code)		(X)	9A. Amendment of Solicitation No.
NEUSTAR, INC. 46000 CENTER OAK PLAZA STERLING VA 20166-6593	Vendor ID: 00000190 DUNS: 112403295 CAGE: 3DXC3		9B. Date (See Item 11)

		X	10A. Modification of Contract/Order No. DG1335-08-CN-0002

10B. Date (See Item 13) Oct 18, 2007

Code	Facility Code

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
See Schedule $ US             0.00

13. THIS ITEM APPLIES TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.

B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.)
Set fourth Item 14, pursuant to the authority of FAR 43.103(b)

x	C. This supplemental agreement is entered into pursuant to authority of:
By Mutual Agreement of both parties FAR 43.103(a) (3)

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	☑ is not, ☐ Is required to sign this document and return ___ copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The following terms and conditions are hereby added to the Neustar, Inc. contract:
1.) [* * *]
2.) [* * *]
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print)	16A. Name and title of Contracting Officer (Type or Print)

Bradley D. Smith Vice President, Finance & Corporate Controller	TERRI COLEY 301-713-0838 x139 TEAM LEADER, ECAD terri.coley@noaa.gov

15B. Contractor/Offeror	15C. Date Signed	16B. United States of America	16C. Date Signed

/s/ Bradley D. Smith	June 12, 2009	/s/ Terri Colley	6/16/09

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITIONS UNUSABLE	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SF30 Continuation of Block Narrative	Page 2 of 3

3.)	[* * *]

4.)	[* * *]

5.)	[* * *]
Neustar, Inc. is not authorized to make expenditures or incur obligations beyond the terms and conditions of the contract.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SCHEDULE

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount

0001	BASE PERIOD
	Perform the services required by the SOW Period of Performance: Base 3 year period plus 2 option years (5 years), beginning on October 26, 2007.	1	EA	0.00	0.00